Non-financial Assets and Liabilities	12 Months Ended
Jun. 30, 2021
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial Assets and Liabilities

6. Non-financial assets and liabilities

a.	Property, plant and equipment

(in U.S. dollars, in thousands)	Plant and Equipment	Office Furniture and Equipment	Computer Hardware and Software	Total

Year Ended June 30, 2020
Opening net book amount	204	376	246	826
Additions	1,393	458	152	2,003
Exchange differences	(2)	9	43	50
Disposals	—	—	(1)	(1)
Depreciation charge	(259)	(136)	(190)	(585)
Closing net book value	1,336	707	250	2,293

As of June 30, 2020
Cost	5,598	1,766	3,182	10,546
Accumulated depreciation	(4,262)	(1,059)	(2,932)	(8,253)
Net book value	1,336	707	250	2,293

Year Ended June 30, 2021
Opening net book amount	1,336	707	250	2,293
Additions	1,427	138	156	1,721
Exchange differences	(75)	89	9	23
Depreciation charge	(735)	(123)	(158)	(1,016)
Closing net book value	1,953	811	257	3,021

As of June 30, 2021
Cost	6,955	2,009	3,505	12,469
Accumulated depreciation	(5,002)	(1,198)	(3,248)	(9,448)
Net book value	1,953	811	257	3,021

(i) Depreciation methods and useful lives

Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over the estimated useful lives. The estimated useful lives are:

•	Plant and equipment 3 – 15 years
•	Office furniture and equipment 3 – 10 years
•	Computer hardware and software 3 – 4 years

See Note 23(o) for other accounting policies relevant to property, plant and equipment.

b.Leases

(i) Amounts recognized on the balance sheet

Right-of-use assets

(in U.S. dollars, in thousands)	Buildings	Manufacturing	Total
Year Ended June 30, 2020
Opening net book amount	—	—	—
Initial recognition under IFRS 16 adoption	4,897	—	4,897
Additions	—	3,844	3,844
Reassessment	321	998	1,319
Exchange differences	51	—	51
Depreciation charge	(1,509)	(624)	(2,133)
Closing net book value	3,760	4,218	7,978

As of June 30, 2020
Cost	5,269	4,842	10,111
Accumulated depreciation	(1,509)	(624)	(2,133)
Net book value	3,760	4,218	7,978

Year Ended June 30, 2021
Opening net book amount	3,760	4,218	7,978
Additions	395	—	395
Reassessment	2,721	842	3,563
Exchange differences	232	—	232
Depreciation charge	(1,691)	(1,358)	(3,049)
Closing net book value	5,417	3,702	9,119

As of June 30, 2021
Cost	8,665	5,684	14,349
Accumulated depreciation	(3,248)	(1,982)	(5,230)
Net book value	5,417	3,702	9,119

Lease liabilities

	As of June 30,
	2021	2020
Current	2,765	3,519
Non-current	8,485	6,317
Lease liabilities included in the statement of financial position	11,250	9,836

The lease liability is measured at the present value of the fixed and variable lease payments net of cash lease incentives that are not paid at the balance date. Lease payments are apportioned between the finance charges and reduction of the lease liability using the incremental borrowing rate to achieve a constant rate of interest on the remaining balance of the liability. Lease payments for buildings exclude service fees for cleaning and other costs. The interest expense (included in finance costs) for leases is $0.6 million for the year ended June 30, 2021 and $0.5 million for the year ended June 30, 2020. In the year ended June 30, 2021 and 2020, total payments associated with lease liabilities were $3.5 million and $2.4 million, respectively.

Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. The expense relating to short term leases was $3.6 million for the year ended June 30, 2021 and $0.6 million for the year ended June 30, 2020.

(ii) Depreciation methods and useful lives of right-of use assets

Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over the estimated useful lives. Depreciation for leases for the years ended June 30, 2021 and 2020 was $1.7 million and $1.5 million, respectively.

(iii) Extension and termination options

Extension options and termination options may be included in the right-of-use asset leases across the Group. These are used to maximize operational flexibility in terms of managing the assets used in the Group’s operations.

In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options and periods after termination options are only included in the lease term if the lease is reasonably certain to be extended or not terminated.

A right-of-use asset and lease liability has been recognized in relation to the manufacturing service agreement entered into with Lonza in October 2019 for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of pediatric acute graft versus host disease in the US market. Management has determined that this agreement has a non-cancellable lease term of 4.5 years, at which time the Group has the option to exercise an extension or terminate the agreement.

As of June 30, 2021, the anticipated future contractual cash flows relating to the lease component of the Lonza agreement are $5.0 million on an undiscounted basis, as included within lease liabilities in Note 10(c). The anticipated future contractual cash flows exclude cashflows beyond the initial non-cancellable lease term of 4.5 years as it is not reasonably certain the Group will extend the agreement.

See Note 1(iii) and Note 23v for other accounting policies relevant to lease accounting.

c.	Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Current marketed products	Total
Year Ended June 30, 2020
Opening net book amount	134,453	1,744	427,779	19,150	583,126
Additions	—	50	—	—	50
Exchange differences	—	(2)	—	1	(1)
Amortization charge	—	(119)	—	(1,455)	(1,574)
Closing net book amount	134,453	1,673	427,779	17,696	581,601

As of June 30, 2020
Cost	134,453	2,862	489,698	24,000	651,013
Accumulated amortization	—	(1,189)	—	(6,304)	(7,493)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,673	427,779	17,696	581,601

Year Ended June 30, 2021
Opening net book amount	134,453	1,673	427,779	17,696	581,601
Additions	—	500	—	—	500
Exchange differences	—	1	—	21	22
Amortization charge	—	(102)	—	(1,475)	(1,577)
Closing net book amount	134,453	2,072	427,779	16,242	580,546

As of June 30, 2021
Cost	134,453	3,407	489,698	23,999	651,557
Accumulated amortization	—	(1,335)	—	(7,757)	(9,092)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	2,072	427,779	16,242	580,546

(i) Carrying value of in-process research and development acquired by product

	As of June 30,	As of June 30,
(in U.S. dollars, in thousands)	2021	2020
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
MSC products(3)	102,698	102,698
	427,779	427,779

(1)	Includes rexlemestrocel-L (MPC-150-IM) for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)	Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
(3)	Includes remestemcel-L for the treatment of children with SR-aGVHD and remestemcel-L for the treatment of Crohn’s disease

For all products included within the above balances, the underlying currency of each item recorded is USD.

(ii) Amortization methods and useful lives

The Group amortizes intangible assets with a finite useful life using the straight-line method over the following periods:

•	Acquired licenses to patents 7 – 16 years
•	Current marketed products 15 – 20 years

See Note 23(p) for the other accounting policies relevant to intangible assets and Note 23(j) for the Group’s policy regarding impairments.

(iii) Significant estimate: Impairment of goodwill and assets with an indefinite useful life

The Group tests annually whether goodwill and its assets with indefinite useful lives have suffered any impairment in accordance with its accounting policy stated in Note 23(j). The recoverable amounts of these assets and cash-generating units have been determined based on fair value less costs to dispose calculations, which require the use of certain assumptions. A full annual impairment assessment was performed at March 31, 2021 and no impairment of the in-process research and development and goodwill was identified.

(iv) Impairment tests for goodwill and intangible assets with and indefinite useful life

The Group has recognized goodwill as a result of two separate acquisitions. Goodwill of $118.4 million was recognized on acquisition of Angioblast Systems Inc. in 2010, $13.9 million was recognized on the acquisition of the MSC assets from Osiris (“MSC business combination”) in 2013 and $2.1 million was recognized on finalization of the MSC business combination of Osiris in 2015. In all cases the goodwill recognized represented excess in the purchase price over the net identifiable assets and in-process research and development acquired in the transaction.

On acquisition, goodwill was not able to be allocated to the cash generating unit (“CGU”) level or to a group of CGU given the synergies of the underlying research and development. For the purpose of impairment testing, goodwill is monitored by management at the operating segment level. The Group is managed as one operating segment, being the development of cell technology platform for commercialization.

IFRS requires that acquired in-process research and development be measured at fair value and carried as an indefinite life intangible asset subject to annual impairment reviews. The Group have recognized in-process research and development as a result of two separate acquisitions. In-process research and development of $387.0 million was recognized on the acquisition of Angioblast Systems Inc. in 2010 and $126.7 million was recognized on the acquisition of assets from Osiris in 2013 and $24.0 million was reclassified to current marketed products upon the TEMCELL asset becoming available for use in Japan. In 2016, the Group fully impaired $61.9 million of in-process research and development relating to our product candidates, MPC-MICRO-IO for the treatment of age-related macular degeneration and MPC-CBE for the expansion of hematopoietic stem cells within cord blood, as the Group suspended further patient enrollment of the Phase IIa MPC-MICRO-IO clinical trial and the Phase III MPC-CBE clinical trial as the Group prioritized the funding of our Tier 1 product candidates. The remaining carrying amount of in-process research and development as at June 30, 2021 and June 30, 2020 was $427.8 million. The Group still believe these product candidates remain viable upon further funding, or partnership, and accordingly these products should not be regarded as abandoned, where typically, abandoned programs would be closed down and the related research and development efforts are considered impaired and the asset is fully expensed.

In-process research and development acquired is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form (see Note 23(p)(iii)). The intangible asset’s life will remain indefinite until such time it is completed and commercialized or impaired. The carrying value of in-process research and development is a separate asset which has been subject to impairment testing at the cash generating unit level, which has been determined to be at the product level.

The recoverable amount of both goodwill and in-process research and development was assessed as of March 31, 2021 based on the fair value less costs to dispose. Management assess for indicators of impairment as at June 30, 2021 including considering events up to the date of the approval financial statements. No impairment as at June 30, 2021, was identified.

(v) Key assumptions used for fair value less costs to dispose calculations

In determining the fair value less costs to dispose the Group has given consideration to the following internal and external indicators:

•

discounted expected future cash flows of programs valued by the Group’s internal valuation team and reviewed by the CFO. The valuation team is responsible for the valuation model. The valuation team also manages a process to continually refine the key assumptions within the model. This is done with input from the relevant business units. The key assumptions in the model have been clearly defined and the responsibility for refining those assumptions has been assigned to the most relevant business units. When determining key assumptions, the business units refer to both external sources and past experience as appropriate. The valuation is considered to be level 3 in the fair value hierarchy due to unobservable inputs used in the valuation;

•	the scientific results and progress of the trials since acquisition;
•	the market capitalization of the Group on the ASX (ASX:MSB) on the impairment testing date of March 31, 2021; and
•	the valuation of the Group’s assets from an independent valuation as of March 31, 2020.

Costs of disposal were assumed to be immaterial as at March 31, 2021.

Discounted cash-flows used a real post-tax discount rate range of 13.8% to 15.5%, and include estimated real cash inflows and outflows for each program through to expected patent expiry which ranges from 12 to 24 years.

In relation to cash outflows consideration has been given to cost of goods sold, selling costs and clinical trial schedules including estimates of numbers of patients and per patient costs. Associated expenses such as regulatory fees and patent maintenance have been included as well as any further preclinical development if applicable.

In relation to cash inflows consideration has been given to product pricing, market population and penetration, sales rebates and discounts, launch timings and probability of success in the relevant applicable markets.

The assessment of goodwill showed the recoverable amount of the Group’s operating segment, including goodwill and remaining in-process research and development, exceeds the carrying amounts, and therefore there is no impairment. Additionally, the recoverable amount of remaining in-process research and development also exceeds the carrying amounts, and therefore there is no impairment.

There are no standard growth rates applied, other than our estimates of market penetration which increase initially, plateau and then decline.

The assessment of the recoverable amount of each product has been made in accordance with the discounted cash-flow assumptions outlined above. The assessment showed that the recoverable amount of each product exceeds the carrying amount and therefore there is no impairment.

(vi) Impact of possible changes in key assumptions

The Group has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could cause the carrying amount of our intangible assets as at June 30, 2021 to exceed its recoverable amount.

Whilst there is no impairment, the key sensitivities in the valuation remain the continued successful development of our technology platform. If the Group is unable to successfully develop our technology platforms, an impairment of the carrying amount of our intangible assets may result.

d.	Provisions

	As of			As of
	June 30, 2021			June 30, 2020
(in U.S. dollars, in thousands)	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration	10,764	14,645	25,409	19,699	25,467	45,166
Employee benefits	4,195	47	4,242	5,748	83	5,831
Provision for license agreements	3,751	2,325	6,076	3,750	2,013	5,763
	18,710	17,017	35,727	29,197	27,563	56,760

(i) Information about individual provisions and significant estimates

Contingent consideration

The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets from Osiris. Further disclosures can be found in Note 5(g)(iii).

Employee benefits

The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.

Employee benefits include accrued annual leave. As of June 30, 2021 and 2020, the entire amount of the accrual was $1.0 million and $0.8 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.

(ii) Movements

The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(g)(iii) for movements in contingent consideration for the years ended June 30, 2021 and 2020.

e.	Deferred tax balances

(i) Deferred tax balances

	As of June 30,
(in U.S. dollars, in thousands)	2021	2020
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	71,916	72,899
Other temporary differences	8,248	6,196
Total deferred tax assets	80,164	79,095

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	80,164	79,825
Total deferred tax liabilities	80,164	79,825
Net deferred tax liabilities	—	730

(ii) Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2019	(61,742)	(3,687)	76,553	11,124
Charged/(credited) to:
- profit or loss	(10,727)	(1,960)	3,272	(9,415)
- directly to equity	(430)	(549)	—	(979)
As of June 30, 2020	(72,899)	(6,196)	79,825	730
Charged/(credited) to:
- profit or loss	1,449	(2,609)	339	(821)
- directly to equity	(466)	557	—	91
As of June 30, 2021	(71,916)	(8,248)	80,164	—

(1)	Deferred tax assets are netted against deferred tax liabilities.

f.	Deferred consideration

	As of June 30,
(in U.S. dollars, in thousands)	2021	2020
Opening balance(1)(2)	2,500	10,000
Milestone consideration received during the period(2)	—	2,500
Amount recognized as revenue during the period(1)	—	(10,000)
Balance as of the end of the period	2,500	2,500

(1)

The $10.0 million opening balance in deferred consideration represents the portion of the $20.0 million upfront technology access fee received from Tasly that had not been recognized as revenue. In accordance with the Group’s accounting policy, revenue related to the licensing of intellectual property is only recognized to the extent that control has been transferred to the customer. In the year ended June 30, 2020, the Group recognized the remaining $10.0 million of the upfront technology access fee received in revenue as the control for this portion of revenue was transferred to Tasly based on our decision regarding the exercise of our rights in the terms and conditions of the agreement.

(2)	The $2.5 million milestone payment received in December 2019 from Grünenthal was considered constrained and resulted in deferred consideration as of June 30, 2021.